UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2008 (January 23, 2008)

AFFINITY MEDIA INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51983	20-3315459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Sawtelle Blvd., Suite 470 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 479-1555

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A amends and restates Exhibit 99.2 in its entirety in the Current Report on Form 8-K dated January 23, 2008 and filed on January 23, 2008. Affinity Media International Inc. and Hotels At Home, Inc. have previously filed a copy of certain investor presentation materials under Form 8-K dated January 23, 2008.  The investor presentation materials have been modified to clarify and remove certain information.  A complete copy of the investor presentation is included with this 8-K as exhibit 99.1.

COMMENCING SHORTLY AFTER THE FILING OF THIS FORM 8-K, AFFINITY MEDIA INTERNATIONAL CORP. (“AFFINITY”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING AFFINITY’S SECURITIES, REGARDING THE MERGER OF HOTELS AT HOME, INC. WITH AND INTO A WHOLLY OWNED SUBSIDIARY OF AFFINITY (THE “MERGER”). THIS CURRENT REPORT ON FORM 8-K WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

AFFINITY AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF THE AFFINITY’S STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER AND RELATED MATTERS. STOCKHOLDERS OF AFFINITY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, AFFINITY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AFFINITY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AFFINITY’S FINAL PROSPECTUS, DATED JUNE 5, 2006, ITS REPORT ON FORM 10KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 AND OTHER REPORTS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AFFINITY’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS. THE DEFINITIVE PROXY STATEMENT OF AFFINITY WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO AFFINITY AT: 1850 SAWTELLE BLVD., SUITE 470, LOS ANGELES, CALIFORNIA, 90025. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF AFFINITY CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

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Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY MEDIA INTERNATIONAL CORP.

Date: January 24, 2008	By:	/s/ Howard Cohl
Howard Cohl
President

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